Exhibit 99.1

HELIUS MEDICAL TECHNOLOGIES INVENTORS’ GRANTED US PATENT NO. 9,072,889, "Systems
for Providing Non-Invasive Neurorehabilitation of a Patient”

NEWTOWN, PA – July 15, 2015 - Helius Medical Technologies, Inc. (CSE: HSM; OTCQB: HSDT) (“Helius”, or the “Company”) announced today that the US Patent and Trademark Office (“USPTO”) issued the Company its first patent related to the design of the new Portable Neuromodulation Stimulation (“PoNS™”) 4.0 device. The PoNS™ is currently being studied in the United States for the treatment of chronic balance symptoms caused by mild-moderate Traumatic Brain Injury (“TBI”) and in Canada for chronic balance and gait symptoms caused by Multiple Sclerosis.

U.S. Patent No. 9,072,889, “Systems for Providing Non-Invasive Neurorehabilitation of a Patient”, issued on July 7, 2015, is the first of several design and utility patents to issue related to the new PoNS™ design. This is the fourth U.S. patent Helius has received related to the PoNS™ technology platform, and the first related specifically to the new device design.

“We are excited to see the first patent issued for the new PoNS™ design, a strong addition to our existing portfolio,” said Philippe Deschamps, Chief Executive Officer of Helius. “We will continue to aggressively develop our intellectual property position in this unique technology space.”

About the PoNSTM

The PoNSTM device is a non-invasive means for delivering neurostimulation through the tongue. Researchers believe that use of the tongue as a gateway to the brain may be one of the most natural, non-invasive and direct ways to stimulate the brain. The tongue is anatomically unique, being richly innervated by thousands of nerve fibers and interconnected to the brainstem by two major cranial nerves.

About Helius Medical Technologies (HMT)

Helius Medical Technologies is a medical technology company focused on neurological wellness. The company seeks to develop, license and acquire unique non-invasive treatments designed to amplify the brain’s ability to heal itself. Helius intends to file for U.S. Food and Drug Administration clearance for the PoNS™ device. For more information, please visit www.heliusmedical.com. The contents of this website are not, and should not be deemed to be, incorporated by reference herein.

Cautionary Disclaimer Statement:

The Canadian Securities Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

All statements in this news release, other than statements of historical facts, are forward-looking statements. Forward-looking statements are often identified by terms such as “will”, “may”, “should”, “anticipate”, “expects” and similar expressions. All statements other than statements of historical fact included in this release are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the failure to satisfy the conditions of the Securities and Exchange Commission and the Canadian Securities Exchange, the success of the Company’s business plan, availability of funds, government regulations, operating costs, the Company’s ability to achieve revenues and other risks detailed from time to time in the filings made by the Company with its securities regulators.

The reader is cautioned that assumptions used in the preparation of any forward-looking information may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. The reader is cautioned not to place undue reliance on any forward-looking information. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement. The forward-looking statements contained in this news release are made as of the date of this news release and the Company assumes no obligation to update the forward-looking statements except as required by applicable law.

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Contact:

Canadian Investor Relations:

778-588-7144

info@heliusmedical.com

Corporate Contact:

Phil Deschamps

614-596-2597

pdeschamps@heliusmedical.com

Media Contact:

Becky Kern

914-772-2310

media@heliusmedical.com